Revenue (Tables)	12 Months Ended
Dec. 31, 2022
Revenue
Schedule of other revenue

	2020	2021	2022
Platform and marketing services related fees	794	958	2,055
Fees for guarantees issued	440	723	1,523
Cash and settlement service fees	512	500	1,378
Other revenue	208	333	407
Total other revenue	1,954	2,514	5,363

Schedule of interest income, net

	2020	2021	2022
Interest revenue calculated using the effective interest rate	(2,390)	(3,453)	(6,764)
Interest expense classified as part of cost of revenue	288	505	454
Interest income and expenses from non-banking loans, net, classified separately in the consolidated statement of comprehensive income	68	(92)	(58)
Interest income and expenses related to discontinued operations	(659)	—	—
Interest income, net, for the purposes of consolidated cash flow statement	(2,693)	(3,040)	(6,368)